Morgan Stanley 21st Century Trend Fund
LETTER TO THE SHAREHOLDERS - JANUARY 31, 2003

Dear Shareholder:

The six-month period ended January 31, 2003, continued to exhibit signs of uncertainty within the U.S. economy. Growth slowed towards the end of the period, as the continuing loss of manufacturing jobs and weak consumer confidence took a toll.

In December, the Federal Reserve Board cut the federal funds rate by 50 basis points to 1.25 percent but market volatility continued. A weakening U.S. dollar, turmoil in the Middle East, high-energy prices, high valuations and concern about rising pension costs led to a continuing sell off. The best-performing sectors of the market were those that were perceived to have a potential for strong growth in dividend income, as the likelihood of reduced taxation of dividends increased.

Performance and Portfolio Strategy

For the six-month period ended January 31, 2003, Morgan Stanley 21st Century Trend Fund's Class A, B, C and D shares produced total returns of -7.46 percent, -7.61 percent, -8.02 percent and -7.21 percent, respectively. During the same period, the Standard & Poor's 500 Index(1) produced a total return of -5.26 percent. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

The Fund's performance was hindered by its exposure to capital markets companies within the financial services area. Despite the recent underperformance, we believe that the capital markets companies may outperform other businesses within financial services in 2003 in terms of earnings growth due to their greater ability to reduce costs. As a result, we anticipate that the Fund will continue to maintain its exposure to this sector.

The Fund benefited from its exposure to consumer-related companies and from its weightings in precious metal stocks, which have acted as a hedge against dollar and geo-political risk.

Within the consumer-related sector, we are looking for companies with improving market share and profitability. One example of this scenario is satellite cable, where pricing had previously been declining but is now increasing due to consolidation within the cable industry. In general, we

---------------------
(1) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley 21st Century Trend Fund
LETTER TO THE SHAREHOLDERS - JANUARY 31, 2003 continued

expect that world growth and inflation will remain muted over the next several years. Therefore, it will be critical, in our view, to focus on companies that can gain market share.

Within the technology sector, we are focusing on the software and Internet-services industries. Software is less capital intensive than hardware. Therefore, during periods of modest demand, pricing for software tends to be more resilient than pricing for hardware. The Internet-services business is growing very rapidly, as was demonstrated by the 28 percent increase in retail sales over the Internet in the fourth quarter. In the next several years, we expect that spending on technology will grow in line with global GDP. In contrast, during the last 20 years, technology grew faster than the overall global economy. Therefore, we believe that market share gains will be the key to achieving above average growth in the future.

Within health care, we continue to focus on areas that we believe will enjoy pricing power over the next year, such as medical devices, generic pharmaceuticals and biotechnology.

Looking Ahead

We expect the global economy to slowly improve over the next 12 months, assuming that political discord does not significantly escalate. We are concerned that pension costs will continue to hinder earnings growth in the United States for some time to come. We continue to search for attractively valued companies that we believe are likely to benefit from innovation and demographic, social and economic trends.

We appreciate your ongoing support of Morgan Stanley 21st Century Trend Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley 21st Century Trend Fund
FUND PERFORMANCE - JANUARY 31, 2003

          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JANUARY 31, 2003
--------------------------------------------------------------------------------

                 CLASS A SHARES*
--------------------------------------------------
1 Year                      (24.91)%(1) (28.85)%(2)
Since Inception (02/25/00)  (25.49)%(1) (26.85)%(2)
                 CLASS C SHARES+
--------------------------------------------------
1 Year                      (25.32)%(1) (26.06)%(2)
Since Inception (02/25/00)  (26.04)%(1) (26.04)%(2)
                 CLASS B SHARES**
--------------------------------------------------
1 Year                      (25.32)%(1) (29.05)%(2)
Since Inception (02/25/00)  (26.04)%(1) (26.80)%(2)
                 CLASS D SHARES++
--------------------------------------------------
1 Year                      (24.65)%(1)
Since Inception (02/25/00)  (25.31)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum contingent deferred sales charge for Class C is
     1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley 21st Century Trend Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks and Warrants (82.7%)
              Aerospace & Defense
              (2.3%)
   32,400     Lockheed Martin Corp. ...  $  1,654,020
   14,900     Northrop Grumman
               Corp. ..................     1,362,009
                                         ------------
                                            3,016,029
                                         ------------
              Air Freight/Couriers
              (0.6%)
   14,900     FedEx Corp. .............       783,740
                                         ------------
              Apparel/Footwear Retail
              (1.4%)
   32,250     Hot Topic, Inc.* ........       764,325
   56,800     TJX Companies, Inc.
               (The) ..................     1,042,848
                                         ------------
                                            1,807,173
                                         ------------
              Auto Parts: O.E.M. (0.7%)
   12,700     Eaton Corp. .............       902,716
                                         ------------
              Beverages: Alcoholic
              (1.4%)
   27,025     Anheuser-Busch Companies,
               Inc. ...................     1,282,877
    7,800     Brown-Forman Corp. (Class
               B) .....................       484,692
                                         ------------
                                            1,767,569
                                         ------------
              Beverages: Non-Alcoholic
              (1.1%)
   62,000     Coca-Cola Enterprises
               Inc. ...................     1,365,860
                                         ------------
              Biotechnology (2.8%)
   37,200     Amgen Inc.* .............     1,895,712
   20,700     MedImmune, Inc.* ........       616,653
   15,600     Neurocrine Biosciences,
               Inc.* ..................       676,572
   11,900     Trimeris, Inc.* .........       503,013
                                         ------------
                                            3,691,950
                                         ------------
              Broadcasting (1.7%)
   14,500     Clear Channel
               Communications,
               Inc.* ..................       581,160
   74,451     USA Interactive* ........     1,638,656
                                         ------------
                                            2,219,816
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Cable/Satellite TV (1.8%)
   38,135     Comcast Corp. (Class
               A)* ....................  $  1,015,535
   48,900     EchoStar Communications
               Corp. (Class A)* .......     1,268,955
                                         ------------
                                            2,284,490
                                         ------------
              Computer Communications
              (0.7%)
   66,200     Cisco Systems, Inc.* ....       885,094
                                         ------------
              Computer Peripherals
              (1.4%)
   21,800     Lexmark International,
               Inc.* ..................     1,319,772
   44,400     Network Appliance,
               Inc.* ..................       479,964
                                         ------------
                                            1,799,736
                                         ------------
              Computer Processing
              Hardware (0.9%)
   46,500     Dell Computer Corp.* ....     1,109,490
                                         ------------
              Containers/Packaging
              (0.4%)
   12,000     Bemis Company, Inc. .....       523,440
                                         ------------
              Contract Drilling (0.9%)
   21,500     ENSCO International
               Inc. ...................       579,210
   27,000     Rowan Companies,
               Inc.* ..................       557,010
                                         ------------
                                            1,136,220
                                         ------------
              Discount Stores (2.6%)
   71,500     Wal-Mart Stores,
               Inc.** .................     3,417,700
                                         ------------
              Electric Utilities (2.1%)
   19,000     Dominion Resources,
               Inc. ...................     1,029,610
   19,700     Exelon Corp. ............     1,003,321
   20,000     PPL Corp. ...............       700,000
                                         ------------
                                            2,732,931
                                         ------------
              Electronic
              Equipment/Instruments
              (0.4%)
   22,400     Rockwell Automation
               Inc. ...................       516,320
                                         ------------
              Electronics/Appliances
              (0.8%)
   35,200     Eastman Kodak Co. .......     1,066,560
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Finance/Rental/Leasing
              (1.6%)
   13,200     Countrywide Financial
               Corp. ..................  $    728,112
   12,100     Freddie Mac .............       677,358
    6,700     SLM Corp. ...............       711,741
                                         ------------
                                            2,117,211
                                         ------------
              Financial Conglomerates
              (2.6%)
   98,800     Citigroup, Inc. .........     3,396,744
                                         ------------
              Food: Major Diversified
              (1.6%)
   19,900     Kellogg Co. .............       664,660
   14,200     PepsiCo, Inc. ...........       574,816
    9,400     Unilever N.V. (ADR)
               (Netherlands) ..........       533,074
    6,200     Unilever N.V.
               (Netherlands) ..........       349,098
                                         ------------
                                            2,121,648
                                         ------------
              Food: Meat/Fish/Dairy
              (0.8%)
   13,800     ConAgra Foods Inc. ......       338,514
   17,200     Dean Foods Co.* .........       667,704
                                         ------------
                                            1,006,218
                                         ------------
              Hospital/Nursing
              Management (0.5%)
   13,800     HCA Inc. ................       589,812
                                         ------------
              Household/Personal Care
              (3.3%)
   13,000     Avon Products, Inc. .....       650,000
   10,600     Colgate-Palmolive Co. ...       539,646
   29,200     International Flavors &
               Fragrances, Inc. .......       927,684
   24,900     Procter & Gamble Co.
               (The) ..................     2,130,693
                                         ------------
                                            4,248,023
                                         ------------
              Industrial Machinery
              (0.4%)
    8,300     Illinois Tool Works
               Inc. ...................       504,806
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Information Technology
              Services (0.7%)
   39,600     Manhattan Associates,
               Inc.* ..................  $    955,944
                                         ------------
              Insurance
              Brokers/Services (0.4%)
   18,400     Willis Group Holdings
               Ltd.* ..................       479,320
                                         ------------
              Integrated Oil (1.2%)
   47,600     Exxon Mobil Corp. .......     1,625,540
                                         ------------
              Internet
              Software/Services (2.2%)
   85,000     BEA Systems, Inc.* ......       974,100
   52,100     Overture Services,
               Inc.* ..................     1,210,283
   36,100     Yahoo! Inc.* ............       657,020
                                         ------------
                                            2,841,403
                                         ------------
              Investment Banks/Brokers
              (1.8%)
    8,000     Bear Stearns Companies,
               Inc. (The) .............       496,400
    8,400     Goldman Sachs Group, Inc.
               (The) ..................       572,040
   22,200     Lehman Brothers Holdings,
               Inc. ...................     1,210,566
                                         ------------
                                            2,279,006
                                         ------------
              Life/Health Insurance
              (0.4%)
   16,100     AFLAC, Inc. .............       521,479
                                         ------------
              Major Banks (4.8%)
   39,900     Bank of America Corp. ...     2,794,995
   36,100     Bank One Corp. ..........     1,318,011
   21,200     Wachovia Corp. ..........       762,564
   27,800     Wells Fargo & Co. .......     1,316,886
                                         ------------
                                            6,192,456
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Major Telecommunications
              (2.6%)
   59,200     SBC Communications,
               Inc. ...................  $  1,446,848
   51,900     Verizon Communications
               Inc. ...................     1,986,732
                                         ------------
                                            3,433,580
                                         ------------
              Media Conglomerates
              (1.5%)
   35,700     AOL Time Warner Inc.* ...       416,262
   13,600     News Corporation Ltd.
               (The) (ADR)
               (Australia) ............       361,080
   29,800     Viacom, Inc. (Class B)
               (Non-Voting)* ..........     1,148,790
                                         ------------
                                            1,926,132
                                         ------------
              Medical Specialties
              (2.1%)
   25,700     Boston Scientific
               Corp.* .................     1,039,565
   22,700     Medtronic, Inc. .........     1,019,684
   14,680     Zimmer Holdings,
               Inc.* ..................       601,880
                                         ------------
                                            2,661,129
                                         ------------
              Multi-Line Insurance
              (1.8%)
   31,000     American International
               Group, Inc. ............     1,677,720
   17,600     Safeco Corp. ............       630,960
                                         ------------
                                            2,308,680
                                         ------------
              Office Equipment/Supplies
              (0.7%)
   16,300     Avery Dennison Corp. ....       971,317
                                         ------------
              Oil & Gas Production
              (2.5%)
   16,700     Apache Corp. ............     1,042,247
   15,100     Devon Energy Corp. ......       684,030
    9,600     EOG Resources, Inc. .....       372,096
   17,000     Pioneer Natural Resources
               Co.* ...................       412,760
   19,300     Pogo Producing Co. ......       685,150
                                         ------------
                                            3,196,283
                                         ------------
              Oilfield
              Services/Equipment (0.4%)
   12,800     Schlumberger Ltd. .......       482,560
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Other Consumer Services
              (1.6%)
   15,900     Apollo Group, Inc. (Class
               A)* ....................  $    706,914
    8,700     eBay, Inc.* .............       653,892
    4,416     Expedia, Inc. (Warrants
               due 02/14/09)* .........       135,130
   13,600     Weight Watchers
               International, Inc.* ...       565,080
                                         ------------
                                            2,061,016
                                         ------------
              Other Metals/Minerals
              (0.4%)
   24,300     Inco Ltd. (Canada)* .....       543,834
                                         ------------
              Packaged Software (3.9%)
   40,700     Autodesk, Inc. ..........       608,058
    8,800     Intuit Inc.* ............       388,080
   49,600     Mercury Interactive
               Corp.* .................     1,759,312
   31,600     SAP AG (ADR)
               (Germany) ..............       742,600
   32,000     Symantec Corp.* .........     1,493,760
                                         ------------
                                            4,991,810
                                         ------------
              Pharmaceuticals: Generic
              Drugs (0.7%)
   11,400     Barr Laboratories,
               Inc.* ..................       901,170
                                         ------------
              Pharmaceuticals: Major
              (5.0%)
   14,400     Abbott Laboratories .....       548,928
   31,400     Merck & Co., Inc. .......     1,739,246
  109,700     Pfizer, Inc. ............     3,330,492
   22,400     Wyeth ...................       874,272
                                         ------------
                                            6,492,938
                                         ------------
              Pharmaceuticals: Other
              (1.6%)
   11,200     Forest Laboratories,
               Inc.* ..................       579,600
   38,600     Teva Pharmaceutical
               Industries Ltd. (ADR)
               (Israel) ...............     1,482,240
                                         ------------
                                            2,061,840
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Precious Metals (3.2%)
   28,100     Barrick Gold Corp.
               (Canada) ...............  $    462,245
   98,300     Glamis Gold Ltd.
               (Canada)* ..............     1,194,345
   33,900     Goldcorp Inc.
               (Canada) ...............       413,580
   73,800     Newmont Mining Corp. ....     2,136,510
                                         ------------
                                            4,206,680
                                         ------------
              Property - Casualty
              Insurers (0.9%)
   11,200     Allstate Corp. (The) ....       394,128
   17,200     Travelers Property
               Casualty Corp. (Class
               A) .....................       278,812
    7,100     XL Capital Ltd. (Class A)
               (Bermuda) ..............       532,926
                                         ------------
                                            1,205,866
                                         ------------
              Publishing: Newspapers
              (0.5%)
   12,500     Tribune Co. .............       605,000
                                         ------------
              Regional Banks (0.4%)
   24,300     U.S. Bancorp ............       512,730
                                         ------------
              Restaurants (1.3%)
   31,200     Cheesecake Factory, Inc.
               (The)* .................       992,160
   22,100     Outback Steakhouse,
               Inc. ...................       721,565
                                         ------------
                                            1,713,725
                                         ------------
              Semiconductors (0.9%)
   50,900     Microchip Technology
               Inc. ...................     1,124,381
                                         ------------
              Specialty Stores (0.9%)
   17,400     Bed Bath & Beyond
               Inc.* ..................       583,422
   25,700     Claire's Stores, Inc. ...       601,894
                                         ------------
                                            1,185,316
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Telecommunication
              Equipment (1.4%)
   27,300     Inter-Tel, Inc. .........  $    596,207
   23,700     QUALCOMM Inc.* ..........       892,542
   17,800     UTStarcom, Inc.* ........       343,006
                                         ------------
                                            1,831,755
                                         ------------
              Trucks/Construction/Farm
              Machinery (0.7%)
   30,300     AGCO Corp.* .............       542,370
    9,400     Deere & Co. .............       396,680
                                         ------------
                                              939,050
                                         ------------
              Wireless
              Telecommunications (1.4%)
   93,700     Vodafone Group PLC (ADR)
               (United Kingdom) .......     1,766,244
                                         ------------
              Total Common Stocks and Warrants
              (Cost $111,346,679)......   107,029,480
                                         ------------

 PRINCIPAL
 AMOUNT IN
-----------
              Short-Term Investment (16.2%)
              Repurchase Agreement
  $20,944     Joint repurchase
               agreement account 1.33%
               due 02/03/03 (dated
               01/31/03; proceeds
               $20,946,321) (a)
               (Cost $20,944,000)        $ 20,944,000
                                         ------------


Total Investments
(Cost $132,290,679) (b).....    98.9%     127,973,480
Other Assets in Excess of
Liabilities.................     1.1        1,427,668
                               -----     ------------
Net Assets..................   100.0%    $129,401,148
                               =====     ============

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED) continued

---------------------------------------------------
   ADR American Depository Receipt.
   *   Non-income producing security.
   ** A portion of this security is segregated in connection with open futures contracts.
  (a)  Collateralized by federal agency and U.S. Treasury obligations.
  (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,298,989 and the aggregate gross unrealized depreciation is $7,616,188, resulting in net unrealized depreciation of $4,317,199.

Futures Contracts Open at January 31, 2003:

                                                         UNDERLYING
NUMBER OF                    DESCRIPTION, DELIVERY       FACE AMOUNT    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH, AND YEAR           AT VALUE     APPRECIATION
-----------------------------------------------------------------------------------
 70           Short      Nasdaq 100 E-Mini/March 2003    $(1,378,300)    $37,088

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2003 (unaudited)

Assets:
Investments in securities, at value (including repurchase
  agreements of $20,944,000)
  (cost $132,290,679).......................................  $127,973,480
Receivable for:
    Investments sold........................................     2,306,682
    Dividends...............................................       114,371
    Shares of beneficial interest sold......................         9,312
Prepaid expenses and other assets...........................        53,772
                                                              ------------
    Total Assets............................................   130,457,617
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................       520,632
    Shares of beneficial interest redeemed..................       183,576
    Distribution fee........................................       108,494
    Investment management fee...............................        87,020
    Variation margin........................................        84,824
Accrued expenses and other payables.........................        71,923
                                                              ------------
    Total Liabilities.......................................     1,056,469
                                                              ------------
    Net Assets..............................................  $129,401,148
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $458,381,048
Net unrealized depreciation.................................    (4,279,280)
Accumulated net investment loss.............................      (814,114)
Accumulated net realized loss...............................  (323,886,506)
                                                              ------------
    Net Assets..............................................  $129,401,148
                                                              ============
Class A Shares:
Net Assets..................................................    $9,929,899
Shares Outstanding (unlimited authorized, $.01 par value)...     2,350,625
    Net Asset Value Per Share...............................         $4.22
                                                              ============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value).........         $4.45
                                                              ============
Class B Shares:
Net Assets..................................................  $104,583,557
Shares Outstanding (unlimited authorized, $.01 par value)...    25,331,886
    Net Asset Value Per Share...............................         $4.13
                                                              ============
Class C Shares:
Net Assets..................................................   $13,862,272
Shares Outstanding (unlimited authorized, $.01 par value)...     3,359,672
    Net Asset Value Per Share...............................         $4.13
                                                              ============
Class D Shares:
Net Assets..................................................    $1,025,420
Shares Outstanding (unlimited authorized, $.01 par value)...       241,276
    Net Asset Value Per Share...............................         $4.25
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended January 31, 2003 (unaudited)

Net Investment Loss:

Income
Dividends (net of $8,028 foreign withholding tax)...........  $    681,577
Interest....................................................       181,693
                                                              ------------
    Total Income............................................       863,270
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................        13,931
Distribution fee (Class B shares)...........................       603,627
Distribution fee (Class C shares)...........................        81,657
Investment management fee...................................       560,470
Transfer agent fees and expenses............................       308,027
Shareholder reports and notices.............................        34,283
Registration fees...........................................        23,467
Professional fees...........................................        23,060
Custodian fees..............................................        11,606
Trustees' fees and expenses.................................         8,085
Other.......................................................         4,857
                                                              ------------
    Total Expenses..........................................     1,673,070
                                                              ------------
    Net Investment Loss.....................................      (809,800)
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
    Investments.............................................   (18,802,864)
    Futures contracts.......................................     1,623,658
                                                              ------------
    Net Realized Loss.......................................   (17,179,206)
                                                              ------------
Net Change in Unrealized Appreciation/Depreciation on:
    Investments.............................................     6,588,394
    Futures contracts.......................................       (46,620)
                                                              ------------
    Net Appreciation........................................     6,541,774
                                                              ------------
    Net Loss................................................   (10,637,432)
                                                              ------------
Net Decrease................................................  $(11,447,232)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JANUARY 31, 2003   JULY 31, 2002
                                                              ----------------   ------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................    $   (809,800)    $ (3,204,701)
Net realized loss...........................................     (17,179,206)     (39,723,694)
Net change in unrealized depreciation.......................       6,541,774      (16,869,012)
                                                                ------------     ------------
    Net Decrease............................................     (11,447,232)     (59,797,407)
Net decrease from transactions in shares of beneficial
  interest..................................................     (23,631,649)     (86,631,799)
                                                                ------------     ------------
    Net Decrease............................................     (35,078,881)    (146,429,206)
Net Assets:
Beginning of period.........................................     164,480,029      310,909,235
                                                                ------------     ------------
End of Period
(Including accumulated net investment losses of $814,114 and
$4,314, respectively).......................................    $129,401,148     $164,480,029
                                                                ============     ============

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley 21st Century Trend Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies which are expected to benefit from the development of a modern worldwide economy. The Fund was organized as a Massachusetts business trust on September 29, 1999 and commenced operations on February 25, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $25,987,968 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended January, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $303,893 and $4,875, respectively and received $1,807 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2003 aggregated $149,890,301 and $179,186,692, respectively. Included in the aforementioned transactions are purchases of $43,368 and sales of $122,525 for portfolio transactions with other Morgan Stanley funds, including a realized gain of $20,549.

For the six months ended January 31, 2003, the Fund incurred brokerage commissions of $50,808 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $9,000.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                   FOR THE YEAR
                                                          MONTHS ENDED                      ENDED
                                                        JANUARY 31, 2003                JULY 31, 2002
                                                   --------------------------    ---------------------------
                                                          (unaudited)
                                                     SHARES         AMOUNT         SHARES          AMOUNT
                                                   ----------    ------------    -----------    ------------
CLASS A SHARES
Sold...........................................       422,491    $  1,920,028        137,622    $    746,221
Redeemed.......................................      (686,413)     (3,099,014)    (1,503,663)     (8,066,102)
                                                   ----------    ------------    -----------    ------------
Net decrease - Class A.........................      (263,922)     (1,178,986)    (1,366,041)     (7,319,881)
                                                   ----------    ------------    -----------    ------------
CLASS B SHARES
Sold...........................................       288,791       1,260,229      1,009,021       5,457,574
Redeemed.......................................    (4,720,376)    (20,460,621)   (14,029,752)    (74,041,120)
                                                   ----------    ------------    -----------    ------------
Net decrease - Class B.........................    (4,431,585)    (19,200,392)   (13,020,731)    (68,583,546)
                                                   ----------    ------------    -----------    ------------
CLASS C SHARES
Sold...........................................        31,119         149,867        251,707       1,351,302
Redeemed.......................................      (704,915)     (3,048,009)    (2,010,862)    (10,698,715)
                                                   ----------    ------------    -----------    ------------
Net decrease- Class C..........................      (673,796)     (2,898,142)    (1,759,155)     (9,347,413)
                                                   ----------    ------------    -----------    ------------
CLASS D SHARES
Sold...........................................         4,901          22,062         45,180         243,894
Redeemed.......................................       (84,601)       (376,191)      (300,448)     (1,624,853)
                                                   ----------    ------------    -----------    ------------
Net decrease  - Class D........................       (79,700)       (354,129)      (255,268)     (1,380,959)
                                                   ----------    ------------    -----------    ------------
Net decrease in Fund...........................    (5,449,003)   $(23,631,649)   (16,401,195)   $(86,631,799)
                                                   ==========    ============    ===========    ============

Morgan Stanley 21st Century Trend Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

6. Federal Income Tax Status

At July 31, 2002, the Fund had a net capital loss carryover of approximately $289,649,000 of which $147,940,000 will be available through July 31, 2009 and $141,709,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $11,333,000 and $8,000, respectively during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

7. Purpose of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, Fund may purchase and sell interest rate, currency and index future ("future contracts").

Forward contracts and futures involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2003, the Fund had outstanding futures contracts and no outstanding forward contracts.

Morgan Stanley 21st Century Trend Fund

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                              FOR THE PERIOD
                                                           FOR THE SIX         FOR THE         FOR THE      FEBRUARY 25, 2000*
                                                           MONTHS ENDED      YEAR ENDED      YEAR ENDED          THROUGH
                                                         JANUARY 31, 2003   JULY 31, 2002   JULY 31, 2001     JULY 31, 2000
                                                         ----------------   -------------   -------------   ------------------
                                                           (unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period...................        $4.56            $ 5.91          $ 8.38            $10.00
                                                               -----            ------          ------            ------
Income (loss) from investment operations:
    Net investment income (loss)++.....................        (0.01)            (0.03)           0.00              0.00
    Net realized and unrealized loss...................        (0.33)            (1.32)          (2.47)            (1.62)
                                                               -----            ------          ------            ------
Total loss from investment operations..................        (0.34)            (1.35)          (2.47)            (1.62)
                                                               -----            ------          ------            ------
Net asset value, end of period.........................        $4.22            $ 4.56          $ 5.91            $ 8.38
                                                               =====            ======          ======            ======
Total Return+..........................................        (7.46)%(1)       (22.84)%        (29.47)%          (16.20)%(1)
Ratios to Average Net Assets(3):
Expenses...............................................         1.55 %(2)         1.41 %          1.20 %            1.29 %(2)
Net investment income (loss)...........................        (0.39)%(2)        (0.64)%          0.05 %            0.06 %(2)
Supplemental Data:
Net assets, end of period, in thousands................       $9,930           $11,918         $23,542           $55,552
Portfolio turnover rate................................          116 %(1)          235 %           352 %             195 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                              FOR THE PERIOD
                                                           FOR THE SIX         FOR THE         FOR THE      FEBRUARY 25, 2000*
                                                           MONTHS ENDED      YEAR ENDED      YEAR ENDED          THROUGH
                                                         JANUARY 31, 2003   JULY 31, 2002   JULY 31, 2001     JULY 31, 2000
                                                         ----------------   -------------   -------------   ------------------
                                                           (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period...................         $4.47            $5.85           $ 8.35            $10.00
                                                                -----            -----           ------            ------
Loss from investment operations:
    Net investment loss++..............................         (0.03)           (0.07)           (0.06)            (0.03)
    Net realized and unrealized loss...................         (0.31)           (1.31)           (2.44)            (1.62)
                                                                -----            -----           ------            ------
Total loss from investment operations..................         (0.34)           (1.38)           (2.50)            (1.65)
                                                                -----            -----           ------            ------
Net asset value, end of period.........................         $4.13            $4.47           $ 5.85            $ 8.35
                                                                =====            =====           ======            ======
Total Return+..........................................         (7.61)%(1)      (23.59)%         (29.94)%          (16.50)%(1)
Ratios to Average Net Assets(3):
Expenses...............................................          2.30 %(2)        2.17 %           2.03 %            2.04 %(2)
Net investment loss....................................         (1.14)%(2)       (1.40)%          (0.78)%           (0.69)%(2)
Supplemental Data:
Net assets, end of period, in thousands................      $104,584         $133,084         $250,092          $460,663
Portfolio turnover rate................................           116 %(1)         235 %            352 %             195 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                              FOR THE PERIOD
                                                           FOR THE SIX         FOR THE         FOR THE      FEBRUARY 25, 2000*
                                                           MONTHS ENDED      YEAR ENDED      YEAR ENDED          THROUGH
                                                         JANUARY 31, 2003   JULY 31, 2002   JULY 31, 2001     JULY 31, 2000
                                                         ----------------   -------------   -------------   ------------------
                                                           (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period...................       $ 4.46            $ 5.85          $ 8.35            $10.00
                                                              ------            ------          ------            ------
Loss from investment operations:
    Net investment loss++..............................        (0.03)            (0.07)          (0.06)            (0.03)
    Net realized and unrealized loss...................        (0.30)            (1.32)          (2.44)            (1.62)
                                                              ------            ------          ------            ------
Total loss from investment operations..................        (0.33)            (1.39)          (2.50)            (1.65)
                                                              ------            ------          ------            ------
Net asset value, end of period.........................       $ 4.13            $ 4.46          $ 5.85            $ 8.35
                                                              ======            ======          ======            ======
Total Return+..........................................        (8.02)%(1)       (23.76)%        (29.94)%          (16.50)%(1)
Ratios to Average Net Assets(3):
Expenses...............................................         2.30 %(2)         2.17 %          2.03 %            2.04 %(2)
Net investment loss....................................        (1.14)%(2)        (1.40)%         (0.78)%           (0.69)%(2)
Supplemental Data:
Net assets, end of period, in thousands................      $13,862           $18,008         $33,860           $66,448
Portfolio turnover rate................................          116 %(1)          235 %           352 %             195 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley 21st Century Trend Fund

FINANCIAL HIGHLIGHTS continued

                                                                                                              FOR THE PERIOD
                                                           FOR THE SIX         FOR THE         FOR THE      FEBRUARY 25, 2000*
                                                           MONTHS ENDED      YEAR ENDED      YEAR ENDED          THROUGH
                                                         JANUARY 31, 2003   JULY 31, 2002   JULY 31, 2001     JULY 31, 2000
                                                         ----------------   -------------   -------------   ------------------
                                                           (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period...................        $4.58            $5.93           $ 8.38            $10.00
                                                               -----            -----           ------            ------
Income (loss) from investment operations:
    Net investment income (loss)++.....................         0.00            (0.02)            0.01              0.01
    Net realized and unrealized loss...................        (0.33)           (1.33)           (2.46)            (1.63)
                                                               -----            -----           ------            ------
Total loss from investment operations..................        (0.33)           (1.35)           (2.45)            (1.62)
                                                               -----            -----           ------            ------
Net asset value, end of period.........................        $4.25            $4.58           $ 5.93            $ 8.38
                                                               =====            =====           ======            ======
Total Return+..........................................        (7.21)%(1)      (22.77)%         (29.24)%          (16.20)%(1)
Ratios to Average Net Assets(3):
Expenses...............................................         1.30 %(2)        1.17 %           1.03 %            1.04 %(2)
Net investment income (loss)...........................        (0.14)%(2)       (0.40)%           0.22 %            0.31 %(2)
Supplemental Data:
Net assets, end of period, in thousands................       $1,025           $1,470           $3,415              $418
Portfolio turnover rate................................          116 %(1)         235 %            352 %             195 %(1)

---------------------

     *   Commencement of operations.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

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

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Morgan Stanley
21st Century Trend Fund

Semiannual Report
January 31, 2003


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